EXHIBIT 10.10



                           "Success Bonus" Arrangement



   LOMAS                                                        Memorandum


- ---------------------------------------------------------------------------

   Date:     September 9, 1994


   To:       Gary Kell
             Jim Crowson
             Bert Byerley
             Gary White
             Ramona Taylor


   From:     Jess Hay


   Re:       Success Bonuses - Project X


               As you previously have been advised, the Board of Directors of Lomas Financial Corporation, in January 1994, retained
               Salomon Brothers,   Inc.  to   assist  Lomas   in   evaluating

               strategic alternatives to maximize stockholder values. Options to be considered include the possibility of
               merging  with or  being acquired   (in  whole   or  in
               substantial  part)   by  another institution.

               As an incentive to you and other senior officers of the Company, the Compensation Committee of the Board, at the meeting thereof on January 25, 1994, adopted the following resolution related to the Salomon initiative (which is referred to in the resolution as Project X):

                         "RESOLVED,   that  a   formula  for   establishing
                    the aggregate amount of success bonuses to be awarded upon the successful conclusion of Project X is hereby approved as follows:

                              A.   The minimum aggregate amount
                                   payable at closure of any
                                   transaction resulting from
                                   Project X that is acceptable
                                   to the Board of Directors:      $2,000,000




               Memorandum
               September 9, 1994
               Page Two



                              B.   The aggregate amount payable at
                                   various prices per share
                                   (including the $2 million
                                   minimum):

                                   $13.50              $2,200,000
                                   $13.75              $2,400,000
                                   $14.00              $2,600,000
                                   $14.25              $2,800,000
                                   $14.50              $3,000,000
                                   $14.75              $3,200,000
                                   $15.00              $3,400,000
                                   $15.25              $3,600,000
                                   $15.50              $3,800,000
                                   $15.75              $4,000,000
                                   $16.00              $4,200,000
                                   $16.25              $4,400,000
                                   $16.50              $4,600,000
                                   $16.75              $4,800,000
                                   $17.00              $5,000,000
                                   $17.25              $5,200,000
                                   $17.50              $5,400,000
                                   $17.75              $5,600,000
                                   $18.00              $5,800,000
                                   $18.25              $6,000,000
                                   $18.50              $6,200,000
                                   $18.75              $6,400,000
                                   $19.00              $6,600,000
                                   $19.50              $6,800,000
                                   $20.00              $7,000,000

                         FURTHER   RESOLVED,  that 50  percent of  any
                    aggregate bonuses payable under the foregoing formula hereby is allocated to and shall be distributed to Jess Hay.

                         FURTHER   RESOLVED,  that 50  percent of  any
                    aggregate bonuses  payable   under  the  foregoing
                    formula shall be allocated among and distributed to Gary Kell, James L. Crowson, David L. Chapman II, Robert E. Byerley, Jr., Gary White, and up to 15 other key executives to be designated by Jess Hay, in such respective amounts as may be determined by Jess Hay."

               Memorandum
               September 9, 1994
               Page Three


                    (The 50 percent of the aggregate bonuses payable under the foregoing resolutions which is to be allocated by me hereinafter is called "the residual bonus pool".)

               Initially, the residual bonus pool was allocated as follows:

                    Name                           Percentage
                    ----                           ----------

                    Gary Kell                         17.5
                    James L. Crowson                  17.5
                    Robert E. Byerley, Jr.            15.0
                    David L. Chapman II               15.0
                    Gary White                        15.0
                    Ramona Taylor                      7.5
                    Others                            12.5
                                                     -----

                                                     100.0
                                                     =====

                    Subsequent  to  this  initial  allocation,  David
                    Chapman's employment   by the Company  has been
                    terminated  and  his 15  percent  share  of  the
                    residual  bonus pool  has  been reallocated,   resulting
                    in the following current distribution of the pool:

                    Name                           Percentage
                    ----                           ----------

                    Gary Kell                         20.0
                    James L. Crowson                  20.0
                    Robert E. Byerley, Jr.            17.5
                    Gary White                        17.5
                    Ramona Taylor                     10.0
                    Others                            15.0
                                                     -----

                                                     100.0
                                                     =====

                    Please call me if you have any questions.


                                          /s/ JESS HAY
                                            JESS HAY

               JH/vm